UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No.    )

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                        GATEWAY ENERGY CORPORATION

(Name of Registrant as Specified In Its Charter)

_________________________________________________________

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GATEWAY ENERGY CORPORATION

1415 Louisiana Street, Suite 4100

Houston, Texas 77002

________________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

May 26, 2011

To the Stockholders of Gateway Energy Corporation:

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Gateway Energy Corporation (the “Company”) to be held at the Wedge International Tower, 1415 Louisiana Street, Suite 3900, Conference Room A, Houston, TX 77002 on May 26, 2011 at 10:00 a.m. (local time), for the following purposes:

(1)   to elect Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr., John A. Raasch and Paul G. VanderLinden, III as directors of the Company to serve until the next annual meeting of stockholders;

(2)   to approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company’s Common Stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Company’s Common Stock from $0.25 per share to $0.01 per share;

(3)   to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(4)   to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

Only stockholders of record at the close of business on April 25, 2011 will be entitled to vote at the Annual Meeting or at any postponement or adjournment of the Annual Meeting.

The Board of Directors of the Company appreciates and encourages stockholder participation in the Company’s affairs, and we hope you can attend the Annual Meeting in person.  Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented.  Therefore, please mark, sign, date and mail the enclosed proxy in the envelope provided at your earliest convenience.

By Order of the Board of Directors

/s/ Frederick Pevow

Frederick Pevow

President and Chief Executive Officer

Houston, Texas
April 27, 2011

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 26, 2011 – the proxy statement, proxy card and annual report to stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08954.

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GATEWAY ENERGY CORPORATION

1415 Louisiana Street, Suite 4100

Houston, Texas 77002

PROXY STATEMENT

2011 ANNUAL MEETING OF STOCKHOLDERS

            This proxy statement (the “Proxy Statement”) is furnished to the holders of Common Stock, par value $0.25 per share (the “Common Stock”), of Gateway Energy Corporation (“we,” “us” or the “Company”) in connection with the solicitation of proxies by the Board of Directors of the Company (the “Board” or “Board of Directors”) to be voted at the Annual Meeting of Stockholders (the “Annual Meeting”) of the Company to be held at the Wedge International Tower, 1415 Louisiana Street, Suite 3900, Conference Room A, Houston, TX 77002 on May 26, 2011 at 10:00 a.m. (local time), and at any postponement or adjournment of the Annual Meeting.

The Annual Meeting is being called for the following purposes:

(1)   to elect Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr., John A. Raasch and Paul G. VanderLinden, III as directors of the Company to serve until the next annual meeting of stockholders;

(2)   to approve an amendment (the “Charter Amendment”) to the Company’s Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to (a) increase the authorized number of shares of Common Stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Common Stock from $0.25 per share to $0.01 per share;

(3)   to ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011; and

(4)   to transact any other business as may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting.

            This Proxy Statement and the enclosed proxy card are first being mailed to stockholders of the Company on or about April 27, 2011.

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on May 26, 2011 – the proxy statement, proxy card and annual report to stockholders are available at http://www.amstock.com/ProxyServices/ViewMaterial.asp?CoNumber=08954.

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GENERAL INFORMATION

Record Date; Voting Rights; Vote Required

Stockholders of record at the close of business on April 25, 2011 (the “Record Date”) are entitled to vote on matters to come before the Annual Meeting.  Stockholders of record include individuals holding stock certificates in their names and brokers who hold shares of Common Stock on account for the benefit of their clients, who are the beneficial owners.  On the Record Date there were outstanding and entitled to vote 23,480,853 shares of Common Stock.  Each share of Common Stock is entitled to one vote on each matter presented.

A majority of the votes entitled to be cast at the Annual Meeting, in person or by proxy, will constitute a quorum for the transaction of business.  Abstentions will be included in determining the number of shares present for purposes of obtaining a quorum.  Broker non-votes will also be treated as present for purposes of determining the presence of a quorum at the Annual Meeting.  Broker non-votes occur when a broker, bank or other nominee holding stock for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that particular proposal and has not received voting instruction from the beneficial owner.  If a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

In voting on the election of directors of the Company, votes may be cast in favor or withheld for any or all nominees.  The election of a director of the Company will be determined by a plurality of the votes cast at the Annual Meeting, in person or by proxy.  This means that the nominees receiving the highest number of votes at the Annual Meeting will be elected.  Stockholders can withhold authority to vote for one or more nominees for director of the Company.  Shares of Common Stock not voted, whether by specifically withholding authority to vote on your proxy card or otherwise, will have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger proportion of the total votes.  Stockholders do not have cumulative voting rights in the election of directors.

In voting on approving the Charter Amendment, votes may be cast in favor of the proposal or against the proposal, or you may abstain from voting.  The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting will be required for approval of the Charter Amendment.  Abstentions will not be voted in favor of the approval, although they will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a vote against this proposal.

In voting on ratifying the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm, votes may be cast in favor of the proposal or against the proposal, or you may abstain from voting.  The affirmative vote of the holders of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal will be required for ratification of this appointment.  Abstentions will not be voted in favor of the ratification, although they will be counted for purposes of determining whether there is a quorum.  Accordingly, an abstention will have the effect of a vote against this proposal.  None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.

Under a rule that came into effect in 2010, brokers are no longer permitted to vote in the election of directors if the broker has not received voting instructions from the beneficial owner.  This represents a change from the period prior to 2010 when brokers had discretionary voting authority in the election of directors.  Under the current rules, the broker can register your shares of Common Stock as being present at the Annual Meeting for purposes of determining the presence of a quorum and can vote on the routine matters,  but will not be able to vote on those matters for which specific authorization is required under the new rules.  Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares of Common Stock.

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At the Annual Meeting, your broker does not have discretionary voting authority to vote on the election of directors or the Charter Amendment without instructions from you, in which case a broker non-vote will occur and your shares of Common Stock will not be voted on this proposal.  However, your broker has discretionary voting authority to vote your shares of Common Stock on the routine matter of ratification of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm, even if the broker does not receive voting instructions from you.

Voting by Proxy

If you are a stockholder of record, you may vote your shares of Common Stock before the Annual Meeting by marking, signing and dating the enclosed proxy and returning it in the envelope provided.

If your shares of Common Stock are held in the name of a broker, bank or other nominee, only it can execute a proxy representing your shares of Common Stock and only upon receipt of your specific instructions.  Accordingly, you should follow the instructions included in the materials you have received or contact the person responsible for your account and give instructions to vote your shares of Common Stock on your behalf.

All properly executed proxies received by 11:59 p.m. Eastern Daylight Time on May 25, 2011, and that are not revoked, will be voted in accordance with the instructions contained thereon, and if no instruction is specified, the proxies will be voted “FOR” the election of the six director nominees, “FOR” the approval of the Charter Amendment and “FOR” ratification of the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.

Revocation of Proxies

Any proxy may be revoked by a stockholder of record at any time before it is exercised by giving written notice to that effect to the Secretary of the Company or by signing a later-dated proxy.  Stockholders of record who attend the Annual Meeting may revoke any proxy previously granted and vote in person.

If your shares of Common Stock are held in the name of a broker, bank or other nominee, only it can execute a revocation of a previously executed proxy representing your shares of Common Stock and only upon receipt of your specific instructions.  Accordingly, if you wish to revoke a previously executed proxy, you should follow the instructions included in the materials you have received or contact the person responsible for your account and give instructions to execute a revocation of your previously executed proxy or give new instructions to vote your shares of Common Stock on your behalf.

Voting in Person

You may attend the Annual Meeting and cast your vote there; however, whether or not you plan to attend, we urge you to cast your vote as soon as possible by completing and returning the enclosed proxy.  To vote your shares of Common Stock in person at the Annual Meeting, when you arrive at the Annual Meeting, you will be asked to present photo identification, such as a driver’s license, to verify your record ownership of shares of Common Stock.

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If you are a beneficial owner of shares of Common Stock held by a broker, bank or other nominee, you will need proof of ownership to be admitted to the Annual Meeting.  A recent brokerage statement or letters from a bank or broker are examples of proof of ownership.  If you want to vote your shares of Common Stock held in nominee name in person, you must obtain a valid written proxy in your name from the broker, bank or other nominee that holds your shares of Common Stock.  Usually your broker, bank or other nominee will assist you in this procedure.

Solicitation of Proxies

The cost of the solicitation of proxies will be borne by the Company.  In addition to the use of the mails, proxies may be solicited personally or by telephone or electronic media by regular employees of the Company.  The Company may reimburse brokers and other custodians, nominees or fiduciaries for their expenses in forwarding proxy material to security owners and obtaining their proxies.

Householding

            If a stockholder and other residents at the same mailing address own shares of Common Stock in street name, the stockholder’s broker, bank or other nominee may send a notice that the household will receive only one annual report and proxy statement for each company in which the stockholder holds shares through that broker, bank or nominee.  This practice is called “householding.”  If you are a stockholder who has received such a notice and you did not respond that you did not want to participate in householding, you are deemed to have consented to that process.  If these procedures apply to you, your nominee will have sent one copy of our annual report and proxy statement to your address.  You may revoke your consent to householding at any time by contacting us at 1415 Louisiana Street, Suite 4100, Houston, Texas 77002 ATTN: Corporate Secretary or (713) 336-0844.  If you did not receive an individual copy of our annual report and proxy statement, we will send copies to you if you contact us at the above address or telephone number.  If you and other residents at your address have been receiving multiple copies of our annual report and proxy statement and desire to receive only a single copy of these materials, you may contact your broker, bank or other nominee or contact us at the above address or telephone number.

PROPOSAL 1

ELECTION OF DIRECTORS

Six directors of the Company are to be elected at the Annual Meeting, to serve until the next annual meeting of stockholders and.  Each of the six director nominees currently sits on the Board of Directors.

The Board of Directors has concluded that each of the six director nominees should serve as a director of the Company because each nominee has significant experience and a strong reputation in areas relevant to the strategy and operations of the Company, as well as key geographic markets in which its operates.  Each of the nominees has held senior positions in, and in some cases own and run, complex business organizations.  In these positions, each nominee has gained experience in core management skills, such as strategic and financial planning, corporate governance, risk management and leadership development.  In addition, the Board of Directors believes that each of the nominees has other key attributes that are important to an effective board:  integrity and demonstrated high ethical standards; sound judgment; analytical skills, the ability to engage management and each other in a constructive and collaborative fashion; diversity of background, experience and thought; and the commitment to devote significant time and energy to service on the Board of Directors and its committees.

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Each nominee has consented to being named in this Proxy Statement and has agreed to serve as a director of the Company if elected.  With the exception of Mr. Pevow, the Company’s President and Chief Executive Officer, each nominee satisfies the independence requirements of the Securities and Exchange Commission (the “SEC”) and Nasdaq listing standards.  Each director elected will hold office until the next annual meeting of stockholders or until his successor is duly elected or appointed, unless his office is earlier vacated.

The proxy holders named in the proxy intend to vote “FOR” the election of the six director nominees named below unless authority to so vote is withheld.  In the unexpected event that any of the nominees is unable to serve or for good cause will not serve as a director of the Company, the proxy holders reserve the right to vote for such substitute nominees that are designated by the Board of Directors.

As of the date of this Proxy Statement, there is a vacancy on the seven-member Board of Directors and the Nominating Committee has not identified a nominee to fill the seventh seat on the Board.  The proxy holders may only vote for a total of six persons for election to the Board, including the nominees name in this Proxy Statement and any substitute nominees designated by the Board.  Accordingly, the proxy holders may not vote your shares of Common Stock to elect a director to fill the vacant seat on the Board.

Set forth below is each nominee’s name, age, period of service as a director of the Company, position(s) at the Company, present principal occupation and principal occupations and directorships for at least the last five years.

Perin Greg (“Greg”) deGeurin.  Mr. deGeurin, age 49, has served as a director of the Company since June 2010.  Mr. deGeurin is the president and co-owner of DeGeurin Realty, Inc., a commercial and residential real estate brokerage.  He has been the president and co-owner of DeGeurin Realty, Inc. since 1989.  Mr. deGeurin graduated from the University of Texas at Austin with a bachelor of arts from the School of Communications.  The Board of Directors has concluded that it would benefit from Mr. deGeurin’s executive experience and his connections in the geographic markets in which the Company operates.

David F. Huff.  Mr. Huff, age 46, has served as a director of the Company since June 2010.  He is the president and co-owner of Progressive Pumps & Controls Corporation, a distributor of industrial pumps and related accessories, a position he has held since 2009.  Mr. Huff was the vice president of Progressive Pumps & Controls from 2006 to 2008.   He was the chief financial officer of Academy Sports & Outdoors from 2005 to 2006.  Mr. Huff was formerly an investment banker for Bank of America and Bear, Stearns & Co. Inc., specializing in the energy sector.  He graduated with a Bachelor of Business Administration from the University of Texas at Austin and earned a Masters in Business Administration from The Wharton School of the University of Pennsylvania.  The Board of Directors has concluded that it would benefit from Mr. Huff’s background as an investment banker in the energy sector, his strong connections in that industry and his executive leadership experience.

John O. Niemann, Jr.  Mr. Niemann, age 54, has served as a director of the Company since June 2010 and currently serves as Chairman of the Audit Committee.  He is the president and chief operating officer of Arthur Andersen LLP, and has been since 2003.  He previously served on the administrative board of Arthur Andersen LLP and on the board of partners of Andersen Worldwide.  He began his career at Arthur Andersen in 1978 and served as a partner from 1987 until 2002 and in increasing responsibilities in senior management positions, since 1992.  Mr. Niemann has served on the board of directors of many Houston area non-profit organizations, including Strake Jesuit College Preparatory School (past chair of the board), The Regis School of the Sacred Heart (past chair of the board), The Houston Symphony, The Alley Theatre and Taping for the Blind, Inc.  He graduated with a bachelor of arts in managerial studies (magna cum laude) and a masters in accounting from Rice University and received a juris doctor (summa cum laude) from the South Texas College of Law.  The Board of Directors has concluded that it would benefit from Mr. Niemann’s accounting background and his executive leadership experience.

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Frederick (“Fred”) M. Pevow, Jr.  Mr. Pevow, age 48, has served as President and Chief Executive Officer of the Company and as Chairman of the Board since June 2010.  Prior to June 2010 and since December 2008, Mr. Pevow was a private investor.  From February 2006 to December 2008, he was the president of Pevow and Associates, Inc., which provided investment and interim CFO consulting services to companies in the energy, power and chemicals industries.  He was the interim chief financial officer and a member of the board of directors of Texas Petrochemicals, Inc. from May 2004 to January 2006.  He was formerly a senior investment banker to the energy industry with Smith Barney Inc. and CIBC World Markets.  Mr. Pevow graduated with a bachelor of arts in the Plan II Honors Program, University of Texas at Austin.  The Board of Directors has concluded that it would benefit from having a representative of management on the Board of Directors, as well as from Mr. Pevow’s investment banking experience, industry expertise and past service as a member of the board of directors of other publicly traded companies.

John A. Raasch.  Mr. Raasch, age 78, has served as a director of the Company since 2004.  Mr. Raasch served as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005.  He was Senior Vice President of Wachovia Securities until his retirement on December 31, 2003 after 33 years of service.  Other than his service as Interim President and Chief Executive Officer of the Company from May 2010 to June 2010 and October 2004 through May 2005, Mr. Raasch has not had a principal occupation since retiring from Wachovia Securities in December 2003.  The Board of Directors has concluded that it would benefit from Mr. Raasch’s history with the Company, as well as from his executive leadership experience.

Paul G. VanderLinden.  Mr. VanderLinden, age 57, has served as a director of the Company since June 2010.  He has been manager of market development of Radoil, Inc., a manufacturer of oil and gas equipment, since January 2009.  He was the president, chief operating officer and co-founder of Gulfshore Midstream Pipelines, Ltd., from 2001 until its sale to the Company in August 2007.  He has over 30 years of experience in the natural gas pipeline industry and held positions at Pan Energy, Natural Gas Pipeline Company of America and United Gas Pipe Line.  Mr. VanderLinden graduated with a bachelor of science in Geology from Eastern New Mexico University.  The Board of Directors has concluded that it would benefit from Mr. VanderLinden’s history with Gulfshore Mistream Pipelines, Ltd., which represents a significant portion of the Company’s assets, as well as from his broad industry experience.

Involvement in Certain Legal Proceedings

Other than as described below, none of the nominees for director of the Company has been involved in any legal proceedings in the preceding ten years of the type described in Item 401(f) of Regulation S-K.

John O. Niemann, Jr., in his role as a member of senior management of Arthur Andersen LLP, was named as an individual defendant in the following seven proceedings, some of which may have alleged fraud:  (i) Janice M. McLaren and James Campbell, individually and on behalf of all similarly situated stockholders of Enron Corp., v. Arthur Andersen LLP, David Duncan, D. Stephen Goddard, Jr., John Niemann, William Swanson, Dean Swick, and Tom Elsenbrook; (ii) William Coy and Candy Mounter, individually and on behalf of all similarly situated stockholders of Enron Corp., v. Arthur Andersen LLP, David T. Duncan, D. Stephen Goddard, Jr., John Niemann, William Swanson, Dean Swick, and Tom Elsenbrook; (iii) Federal Insurance Company v. Arthur Andersen LLP, Larry J. Gorrell, Terry E. Hatchett, John O. Niemann, Jr., Stephen H. Rogers, and Louis P. Salvatore; (iv) Gilbert F. Viets v. Deloitte Touch LLP, et. al.; (v) James M. Neckopulos v. Arthur Andersen LLP, et. al.; (vi) Leonard R. Powers, et. al. v. Arthur Andersen LLP, et. al.; and (vii) Richard Huelsmann, et. al. v. Arthur Andersen LLP, et. al.  All of these proceedings have been settled, dismissed or decided in favor of the defendants without the finding or admission of any wrongdoing.  In addition, Arthur Andersen LLP has been involved in numerous securities related proceedings in the past ten years.  Except for the proceedings referenced above, Mr. Niemann was not named as an individual defendant in any other of these proceedings.

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Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the election of Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr., John A. Raasch and Paul G. VanderLinden, III as directors of the Company to serve until the next annual meeting of stockholders.

EXECUTIVE OFFICERS OF THE COMPANY

During 2010, the Company underwent a management change in connection with the Consent Solicitation described below under the heading “Certain Related Party Transactions.”  From January 1, 2010 until May 19, 2010, Robert Panico served as the Company’s President and Chief Executive Officer and Christopher Rasmussen served as the Company’s Chief Financial Officer, Treasurer and Secretary.  Following the termination of these officers on May 19, 2010, the Board appointed Frederick M. Pevow, Jr. as the Company’s President and Chief Executive Officer on June 3, 2010 and Jill R. Marlatt as the Company’s Controller, Secretary and Treasurer on June 9, 2010.  On March 1, 2011, Jill R. Marlatt tendered her resignation from her positions with the Company, effective March 18, 2011.  On March 2, 2011, the Board of Directors of the Company appointed Mr. Pevow as interim secretary and treasurer of the Company until such time as the Board of Directors can identify a permanent replacement for Ms. Marlatt.

CERTAIN RELATED PARTY TRANSACTIONS

In April 2010, Mr. Pevow, then a beneficial holder of greater than ten percent of the outstanding shares of Common Stock of the Company, announced that he was soliciting written consents from the Company’s stockholders in order to remove the Company’s board of directors at that time, with the exception of John Raasch, and replace them with a Mr. Pevow’s nominees (the “Consent Solicitation”).  As a result of this consent solicitation, on May 19, 2010, six members of the seven-member Board of Directors, Charles O. Buckner, Steven W. Cattron, William A. Henry, Robert Panico, J. Darby Seré and Gordon L. Wright, resigned from the Board of Directors and, on June 1, 2010, Mr. Raasch, the sole remaining member of the Board of Directors following the resignations of such directors, appointed Perin Greg deGeurin, David F. Huff, John O. Niemann, Jr., Frederick M. Pevow, Jr. and Paul G. VanderLinden, III as directors of the Company.  Mr. Raasch and each of these five appointees were subsequently elected as directors of the Company at the Company’s annual meeting of stockholders held in August 2010.  The Board of Directors has nominated each of these six standing directors for election at the Annual Meeting.

As part of the resolution of the consent solicitation and the appointment of Mr. Pevow’s nominees on June 1, 2010, the Company and GEC Holding, LLC, and Frederick M. Pevow, Jr. entered into an agreement that, in addition to appointing Mr. Pevow’s board nominees and agreeing to terminate the Consent Solicitation, the parties agreed that the Company would, subject to Board approval, reimburse Mr. Pevow for actual out-of-pocket fees and expenses incurred in connection with the consent solicitation, up to $310,771.08, $75,000 of which was paid within one business day of the execution of the agreement and $75,000 of which was paid on or before June 30, 2010. The remaining amount is payable in twelve equal monthly installments of $13,397.59 through May 31, 2011.

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GOVERNANCE OF THE COMPANY

The Board of Directors

The business of the Company is managed under the direction of the Board of Directors.  Our Board of Directors currently consists of six persons, with one vacancy.  With the exception of Mr. Pevow, the Company’s President and Chief Executive Officer (and interim Treasurer and Secretary), each of our directors satisfies the independence requirements of the SEC and Nasdaq listing standards.

During the fiscal year ended December 31, 2010, the Board of Directors met nine times.  The Company has not adopted a formal policy on director attendance at the Company’s annual meetings of stockholders, although all directors are encouraged to attend.  All of the then serving directors of the Company attended the annual meeting of stockholders held in August 2010.

Board Leadership Structure

The Board recognizes that one of its key responsibilities is to evaluate and determine the optimal leadership structure of the Company so as to provide independent oversight of management.  The Board does not have a policy regarding the separation of the roles of Chief Executive Officer and Chairman of the Board as the Board believes it is in the best interests of the Company to make that determination based on the position and direction of the Company and the membership of the Board.  The Board has determined that having the Company’s Chief Executive Officer serve as Chairman of the Board is in the best interest of the Company’s stockholders at this time.  This structure makes the best use of the Chief Executive Officer’s knowledge of the Company and its industry and fosters stability and consistency of strategy during a transitional period in the Company’s management.  The Company does not have a lead independent director at this time.

Board Role in Risk Oversight

The Board, together  with the executive officers of the Company, has the primary responsibility for risk management within the Company.  The Board delegates many of its risk oversight functions to the Audit Committee.  Under its charter, the Audit Committee is responsible for discussing with management and the Company’s independent auditor any significant risks or exposures and assessing the steps management as taken to minimize such risks.  The Audit Committee is also responsible for discussing with management and the Company’s independent auditor, and overseeing the Company’s underlying policies with respect to, risk assessment and risk management.  The Audit Committee also oversees our legal and regulatory compliance programs.  In addition to the Audit Committee’s work in overseeing risk management functions, our full Board regularly engages in discussions of the most significant risks that the Company is facing and how these risks are being managed, and the Board receives reports on these risk areas from executive officers of the Company.  The Board believes that the work undertaken by the Audit Committee, together with the work of the full Board and the executive officers of the Company, enables the Board to effectively oversee the Company’s risk management.

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Compensation of Directors

The Company does not compensate employee-directors in their capacity as directors of the Company.  In the fiscal year ended December 31, 2010, prior to the completion of the Consent Solicitation, the compensation policy for non-employee directors was as follows:

•         Annual retainers payable in stock valued at $10,000 as of the date of each annual meeting of stockholders.

•         A quarterly payment in cash of $2,500.

•         A quarterly payment to the Chairman of the Board of $1,250.

•         A quarterly payment to each member of the Audit Committee of $750.

•         A quarterly payment to each member of the other committees of the Board of Directors of $375.

•         A cash payment of $1,000 for each meeting of the Board, each meeting of a committee of the Board and each annual meeting of stockholders attended in person; provided that meetings held telephonically result in a cash payment of $125 per hour up to a maximum per meeting of $1,000 per day.

Following the completion of the Consent Solicitation, on July 26, 2010, the Board adopted a new compensation policy with respect to non-employee directors, which is comprised of the following:

•           An annual $10,000 restricted stock grant (the “Annual Restricted Stock Grant”). The restricted stock will vest 1/3 each year beginning on the first anniversary of the grant date.  The number of shares of restricted stock will be determined by dividing $10,000 by the volume weighted, average trading price of the Company’s Common Stock for the 20 consecutive trading days immediately prior to the date of the grant (the share price resulting from such calculation being referred to herein as the “Fair Market Value”).

•         An annual payment of $10,000, which is payable, at the option of the director, in Common Stock or any combination of cash and Common Stock. If in cash, then the payment will be paid in equal quarterly installments. If in Common Stock, then the director would make the election at the time of the Annual Restricted Stock Grant and receive a number of restricted shares equal to the amount of the payment to be received in restricted stock divided by the Fair Market Value and these restricted shares will vest in full three months following the grant date.

•         An annual payment of (i) $3,000 to each member of the audit committee other than the chairman, who will receive $5,000, and (ii) $1,500 to each member of the other committees of the Board (currently nominating and compensation) other than the chairman of such other committees, who will receive $2,500.  These payments are payable, at the option of the director, in Common Stock or any combination of cash and Common Stock. If in cash, then the payment would be made in equal quarterly installments. If in Common Stock, then the director would make the election at the time of the Annual Restricted Stock Grant and receive a number of restricted shares equal to the amount of the payment to be received in restricted stock divided by the Fair Market Value and these restricted shares will vest in full three months following the grant date.

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•         A cash payment of $1,000 for each board, committee or stockholder meeting attended in person; provided that meetings held telephonically shall have a cash payment of $125 per hour with a minimum payment of $250 and a maximum payment of $1,000.

In addition, all directors of the Company are reimbursed for reasonable travel and lodging expenses incurred while attending meetings of the Board and committees thereof and annual meetings of stockholders.

The following table contains information regarding the compensation earned by non-employee members of the Board of Directors during the fiscal year ended December 31, 2010:

Name	Fees Earned or Paid in Cash	Stock Awards(1)	Total
Charles O. Buckner (2)	$ 9,325	$0	$ 9,325
Steven W. Cattron (2)	12,173	0	12,173
William A. Henry (2)	8,664	0	8,664
J. Darby Seré (2)	9,982	0	9,982
Gordon L. Wright (2)	9,325	0	9,325
John A. Raasch	18,775	10,000	28,775
Perin Greg deGeurin (3)	11,825	10,000	21,825
David F. Huff (3)	12,975	10,000	22,975
John O. Niemann, Jr. (3)	7,400	25,000	32,400
Paul G. VanderLinden, III (3)	12,650	10,000	22,650

(1)           This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  As of the end of the fiscal year ended December 31, 2010, the aggregate number of stock awards outstanding for each non-employee director was as follows:

Name	Stock Awards (Number of Shares)
Charles O. Buckner	0
Steven W. Cattron	53,936
William A. Henry	0
J. Darby Seré	0
Gordon L. Wright	0
John A. Raasch	76,643
Perin Greg deGeurin	33,333
David F. Huff	33,333
John O. Niemann, Jr.	33,333
Paul G. VanderLinden, III	33,333

(2)           This director resigned from the Board on May 19, 2010.  Therefore, amounts reflected represent compensation paid to this director prior to his resignation on such date.

(3)           This director was appointed to the Board on June 1, 2010.  Therefore, amounts reflected represent compensation paid to this director following his appointment on such date.

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Committees of the Board of Directors

The Board of Directors has established an Audit Committee, a Compensation Committee and a Nominating Committee.

Audit Committee.  The primary purpose of the Audit Committee is to protect the interests of the Company’s stockholders by assisting the Board of Directors in fulfilling its responsibilities over the financial policies and reporting process, internal controls, risk management structure and compliance with legal and regulatory requirements.  The Audit Committee recommends to the Board the appointment of the independent auditor, and periodically reviews and evaluates its performance and independence from management.

The Audit Committee acts under the authority of the Audit Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.

The Audit Committee is currently comprised of Mr. Niemann as Chairman and Messrs. Huff and Raasch.  Prior to the appointment of Messrs. Niemann and Huff as part of the resolution of the Consent Solicitation, the Audit Committee was comprised of Messrs. Buckner, Cattron and Seré.  Each current member of the Audit Committee is independent from the Company as defined by Nasdaq listing standards.  During the fiscal year ended December 31, 2010, the Audit Committee met five times.  Currently, Messrs. Niemann and Huff are, and, previously, Messrs. Buckner, Cattron and Seré were, audit committee financial experts as defined in Item 407(d)(5) of Regulation S-K.

Audit Committee Report.  Management has primary responsibility for the Company’s financial statements.  The Company’s independent registered public accounting firm, Pannell Kerr Forster of Texas, P.C., audits the annual financial statements prepared by management and expresses an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with U.S. generally accepted accounting principles.  Additionally, Pannell Kerr Forster of Texas, P.C. conducts quarterly reviews of the Company’s financial statements in accordance with Statement on Auditing Standards (“SAS”) No. 100, “Interim Financial Information,” as amended by SAS No. 90, “Audit Committee Communications.”

The Audit Committee performed the following during the fiscal year ended December 31, 2010:

•         Pannell Kerr Forster of Texas, P.C., the Company’s independent registered public accounting firm, discussed with the Audit Committee matters required to be discussed by SAS No. 61, “Communications with Audit Committees,” as amended (AICPA, Professional Standards, Vol. 1. AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T;

•         The Audit Committee reviewed the Company’s annual audited financial statements and quarterly unaudited financial statements and met with both management and Pannell Kerr Forster of Texas, P.C. to discuss those financial statements.  Management has represented to the Audit Committee that those financial statements were prepared in accordance with U.S. generally accepted accounting principles;

•         The Audit Committee discussed with Pannell Kerr Forster of Texas, P.C. the written disclosures and letter from the auditor required by applicable requirements of the Public Company Accounting Oversight Board regarding the auditors communications with the Audit Committee concerning independence, and has discussed with the auditor the auditor’s independence from the Company; and

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•         Based on its review and the discussions noted above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2010 for filing with the Securities and Exchange Commission.

John O. Niemann (Chairman)

David F. Huff

John A. Raasch

Compensation Committee.  The primary purpose of the Compensation Committee (the “Compensation Committee”) is to review and recommend to the Board of Directors compensation for officers of the Company and to administer the Company’s equity incentive plans.  The Board has delegated broad discretion to the Compensation Committee to review and develop the Company’s general compensation philosophy, policies and practices.  The Compensation Committee reports its findings with respect to the Company’s compensation philosophy, policies and practices to the Board along with the Compensation Committee’s recommendations regarding these matters to the Board for the Board’s review and approval.

The Compensation Committee makes recommendations regarding officer compensation in light of the Compensation Committee’s review of such officer’s performances.  The Compensation Committee may, from time to time, solicit input from the Company’s executive officers in conducting the performance reviews.  In addition, the Compensation Committee reviews the Company’s current equity incentive plans and makes recommendations to the Board regarding the plans, including, if necessary, the modification or termination of the plans or the adoption of new equity incentive plans.

The Compensation Committee also reviews and makes recommendations regarding the compensation of the Company’s directors.  The Compensation Committee and the Board believe that the Company’s 2007 Equity Incentive Plan allows the Company to attract and retain key executive officers and employees which, in turn, maximizes the value of the Company’s Common Stock.

The Compensation Committee acts under the authority of the Compensation and Stock Option Committee Charter adopted by the Board of Directors on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.  The Compensation Committee may, in its discretion, retain an outside consultant to assist the Compensation Committee in discharging its duties; however none were retained for the fiscal year ending December 31, 2010.

The Compensation Committee is currently comprised of Mr. Huff as Chairman and Messrs. deGeurin and VanderLinden.  Prior to the appointment of Messrs. Huff, deGeurin and VanderLinden as part of the resolution of the Consent Solicitation, the Compensation Committee was comprised of Messrs. Henry, Seré and Wright.  During the fiscal year ended December 31, 2010, the Compensation Committee met three times.

Nominating Committee.  The process by which the Board of Directors anticipates that it will identify new candidates for Board membership is through recommendations of the Nominating Committee.  The primary purpose and responsibility of the Nominating Committee is to annually consider the size, composition and needs of the Board and consider and recommend candidates for membership on the Board.  The Nominating Committee evaluates candidates for service on the Board of Directors based on the Policy Statement Regarding the Selection and Tenure for Board of Directors adopted by the Company on March 22, 2006 and incorporated into the Nominating Committee Charter.  Nominees are chosen for their ability to represent all of the stockholders, and for their character, judgment, fairness and overall ability.  Desirable nominees bring valid business or professional knowledge and experience, preferably in the energy industry that can bear on the Company’s strategies and deliberations.  While there is no formal policy with regard to consideration of diversity in identifying nominees, the Nominating Committee will consider diversity in business experience, professional expertise, gender and ethnic background, along with various other factors when evaluating director nominees.

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Stockholders may propose director candidates for consideration by the Nominating Committee. Any such recommendations should include the nominee’s name and qualifications for Board membership and should be directed to the Secretary at Gateway Energy Corporation, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.  The Nominating Committee will consider candidates for nomination submitted by stockholders on the same basis as any other candidate submitted for consideration as a nominee.  To nominate a director, a stockholder must deliver the information required by the Company’s by-laws.

On March 18, 2010, Mr. Pevow sent a letter to the Secretary of the Company recommending himself and Messrs. deGeurin, Huff, Niemann and VanderLinden as nominees for election as directors of the Company at the Annual Meeting.  On June 1, 2010, prior to the Nomination Committee reaching a decision on whether to nominate the proposed candidates, Messrs. deGeurin, Huff, Niemann, Pevow and VanderLinden were appointed as directors of the Company by Mr. Raasch.

The Nominating Committee acts under the authority of the Nominating Committee Charter approved and adopted by the Board of Directors on March 22, 2006, a copy of which is available on the Company’s website, www.gatewayenergy.com.

The Nominating Committee is currently comprised of Messrs. VanderLinden, Pevow and Raasch.  The Chairman of the Nominating Committee is yet to be determined.  Prior to the appointment of Messrs. VanderLinden, Pevow and Raasch as part of the resolution of the Consent Solicitation, the Nominating Committee was comprised of Messrs. Raasch, Henry and Wright.  During the fiscal year ended December 31, 2010, the Nominating Committee did not meet.

Code of Ethics

The Company has adopted a Code of Ethics for all officers, directors and employees of the Company.  It is available for inspection on the Company's website, www.gatewayenergy.com, or by mail free of charge by written request to: Gateway Energy Corporation, ATTN: Corporate Secretary, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.  The Company intends to satisfy its disclosure requirements with respect to any amendment to, or waiver from, a provision of the Code of Ethics by posting such information on its Internet website.

Contact the Board of Directors

The Board of Directors has established a process by which stockholders may send communications to the Board.  Stockholders may direct questions or comments about accounting, internal accounting controls or auditing matters or other concerns to the Board of Directors by contacting the Board in either of the following ways:

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Write to the Board:	E-mail the Board:
GEC Board of Directors Gateway Energy Corporation 1415 Louisiana Street Suite 4100 Houston, Texas 77002	info@gatewayenergy.com

  Questions relating to accounting, internal accounting controls or auditing matters will be referred to the Chairman of the Audit Committee.

  Other concerns will be referred to the Chairman of the Board.

  All questions and comments will be received and processed by the Secretary or Assistant Secretary of the Company.

  Stockholders will receive a written acknowledgement from the Secretary or Assistant Secretary upon receipt of the stockholder’s written question or comment.

  Stockholders can report their concerns anonymously or confidentially.

EXECUTIVE COMPENSATION

Summary Compensation Table

            The following table sets forth the compensation paid during the fiscal years indicated to the individual who served as Chief Executive Officer of the Company; each of the Company’s two most highly compensated executive officers, other than the Chief Executive Officer, who were serving as executive officers at the end of the most recently completed fiscal year and whose salary and bonus exceeded $100,000; and any individual who would have satisfied this criteria but for the fact that the individual was not serving as an officer as of December 31, 2010 (collectively, the “Named Executive Officers”):

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Name and Principal Position	Year	Salary	Bonus	Stock Awards(4)	Option Awards(4)	All Other Compen-sation	Total
Frederick M. Pevow, Jr., President and Chief Executive Officer since June 3, 2010 (1)	2010	$100,849	$25,000	$25,000	$30,935	$0	$181,784
John A. Raasch, Chief Executive Officer from May 19 to June 2, 2010 (2)	2010	0	0	$0	0	0	0
Robert Panico, President and Chief Executive Officer until May 19, 2010 (3)(4)	2010 2009	$81,805 $175,000	$7,875 $23,265	$0 $0	$0 $56,353	$437,102 $5,873	$526,782 $260,491
Christopher M. Rasmussen, Chief Financial Officer, Treasurer and Secretary until May 19, 2010 (3)(4)	2010 2009	$59,671 $128,750	$3,862 $11,250	$0 $0	$0 $27,565	$250,572 $4,221	$314,105 $171,796

(1)           Mr. Pevow was appointed as President and Chief Executive Officer on June 1, 2010.  Therefore, amounts set forth in this table for 2010 reflect amounts paid to such employee following his appointment to such positions.

(2)           Mr. Raasch served as interim Chief Executive Officer from May 19, 2010 until June 1, 2010 and did not receive any compensation for his service in such positions.  Amounts received by Mr. Raasch as compensation for serving as a director of the Company are set forth above under the heading “Compensation of Directors.”

(3)           Messrs. Panico and Rasmussen were terminated as employees of the Company on May 19, 2010.  Therefore, amounts set forth in this table for 2010 reflect amounts paid to such employee prior to their termination.

(4)           On May 19, 2010, Messrs. Panico and Rasmussen received lump sum payments of $435,322.74 and $249,936.74, respectively, in connection with the termination of their employment with the Company.  Such amounts are included under “All Other Compensation.”

(5)           This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  See Note 2 to the Consolidated Financial Statements for the fiscal year ended December 31, 2010 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations.

Outstanding Equity Awards at Fiscal Year-End

            The following table provides information regarding outstanding awards of stock options to the Named Executive Officers that have been granted but not exercised as of December 31, 2010.

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Option Awards					Stock Awards
Name	Number of securities underlying unexercised options (#) Exercisable	Number of securities underlying unexercised options (#) Unexercisable	Option exercise price	Option expiration date	Number of shares or units of stock that have not vested	Market value of shares of units of stock that have not vested (1)	Equity incentive plan awards: Number of unearned shares, units or rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Frederick M. Pevow, Jr.	0	277,778 (2)	$0.3300	7/26/2015	83,333 (2)	$29,167 (3)	0	0
John A. Raasch (4)	0	0			0	0	0	0
Robert Panico (5)	0	0			0	0	0	0
Christopher M. Rasmussen (5)	0	0			0	0	0	0

(1)           This column shows the grant date fair value of awards computed in accordance with stock-based compensation accounting rules (FASB ASC Topic 718).  See Note 2 to the Consolidated Financial Statements for the fiscal year ended December 31, 2010 included in the Company’s annual report on Form 10-K for assumptions made in reaching these valuations.

(2)           Vest in three equal installments on each of July 26, 2011, July 26, 2012 and July 26, 2013.

(3)           Based on the closing market price on the OTC Bulletin Board of $0.35 per share of the Company’s Common Stock as of December 31, 2010.

(4)           Mr. Raasch served as interim Chief Executive Officer from May 19, 2010 until June 1, 2010 and did not receive any compensation for his services in such positions.  Amounts received by Mr. Raasch as compensation for serving as a director of the Company are set forth above under the heading “Compensation of Directors.”

(5)           Messrs. Panico and Rasmussen were terminated as employees of the Company on May 19, 2010 and, in connection with such termination, all outstanding option awards were terminated.

Executive Employment Agreements

               The Company does not currently have an employment agreement with Frederick M. Pevow, Jr., its sole executive officer.  However, the Company was a party to employment agreements with each of Robert Panico and Christopher M. Rasmussen, the Company’s former President and Chief Executive Officer and former Chief Financial Officer, Treasurer and Secretary, respectively.  Each of Messrs. Panico and Rasmussen were terminated by the Company on May 19, 2010.  However, as they were executive officers for a portion of the year ended December 31, 2010, set forth below is a description of their respective employment and separation agreements.

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               On August 23, 2006, the Company entered into employment agreements with Robert Panico and Christopher M. Rasmussen, the Company’s former President and Chief Executive Officer and former Chief Financial Officer, Treasurer and Secretary, respectively.  Under the agreements, Messrs. Panico and Rasmussen were to be compensated in their positions as officers of the Company.  The agreements provided for a minimum annual salary, which could be increased by the Board, of $139,920 and $90,000, for Messrs. Panico and Rasmussen, respectively.

               The employment agreements provided for severance payments in the event the Company terminated the officer’s employment other than for cause, or if he resigned following certain adverse changes in the terms of his employment that constituted “good reason” under the agreement.  The employment agreements provided that the severance benefit for Messrs. Panico and Rasmussen would be a multiple of 1.5 and 1, respectively, times an amount equal to the highest sum of the officer’s base salary plus annual incentive bonus earned, in each of the three most recently completed fiscal years of the Company, provided that in the event of a change of control which occurred prior to the date of termination, such multiples would have increased to 2 and 1.5 times, respectively.

A “change in control” as defined in the agreements meant the occurrence of any of the following events and would have been deemed to have occurred on the date the first such event occurs:

•         Change in Voting Power.  Any person or persons acting together which would constitute a “group” for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (other than the Company, or any Subsidiary, or any entity beneficially owned by any of the foregoing), beneficially own (as defined in Rule 13(d)-3 under the Exchange Act) without Board approval or consent, directly or indirectly, at least 30% of the total voting power of the Company entitled to vote generally in the election of the Board;

•         Change in Board of Directors.  Either:

o   the “current directors” cease for any reason to constitute at least a majority of the members of the Board (for these purposes, a “current director” meant any current member of the Board, and any successor of a current director whose election or nomination for election by the Company’s stockholders was approved by at least a majority of the current directors then on the Board); or

o   at any meeting of the stockholders of the Company called for the purpose of electing directors, a majority of the persons nominated by the Board for election as directors fail to be elected; or

•         Liquidation, Merger or Consolidation. The stockholders of the Company approve an agreement providing for the merger or consolidation of the Company (a) in which the Company is not the continuing or surviving corporation (other than consolidation or merger with a wholly owned subsidiary of the Company in which all shares outstanding immediately prior to the effectiveness thereof are changed into or exchanged for the same consideration) or (b) pursuant to which the shares are converted into cash, securities or other property, except a consolidation or merger of the Company in which the holders of the shares immediately prior to the consolidation or merger have, directly or indirectly, at least a majority of the common stock of the continuing or surviving corporation immediately after such consolidation or merger, or in which the Board immediately prior to the merger or consolidation would, immediately after the merger or consolidation, constitute a majority of the Board of the continuing or surviving corporation; or

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•         Sale of Assets. The stockholders of the Company approve an agreement (or agreements) providing for the sale or other disposition (in one transaction or a series of transactions) of all or substantially all of the assets of the Company or a plan of complete liquidation of the Company.

               The employment agreements also included customary non-competition provisions and customer and personnel non-solicitation provisions.

            On May 19, 2010, the Company terminated the employment of Messrs. Panico and Rasmussen, in each case without cause.  In connection with the terminations of employment, on May 19, 2010, the Company entered into a separation agreement and release with each of Messrs. Panico and Rasmussen.  In connection with Mr. Panico’s separation agreement and release, Mr. Panico’s employment agreement was terminated, except for Section 12 (relating to arbitration of disputes) and Mr. Panico’s obligations pursuant to Sections 7 (relating to Mr. Panico’s non-disclosure, non-competition and non-solicitation obligations) and 18 (relating to Mr. Panico’s obligation to assist the Company in connection with certain litigation) thereof, and Mr. Panico received as severance $399,000.00 less deductions required by law and $36,322.24, less deductions required by law, representing satisfaction of the Company’s obligation of continuation of benefits.  In connection with Mr. Rasmussen’s separation agreement and release, Mr. Rasmussen’s employment agreement was terminated, except for Section 12 (relating to arbitration of disputes) and Mr. Rasmussen’s obligations pursuant to Sections 7 (relating to Mr. Rasmussen’s non-disclosure, non-competition and non-solicitation obligations) and 18 (relating to Mr. Rasmussen’s obligation to assist the Company in connection with certain litigation) thereof, and Mr. Rasmussen received as severance $217,097.00 less deductions required by law and $32,839.74, less deductions required by law, representing satisfaction of the Company’s obligation of continuation of benefits.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

            The following table provides information as of December 31, 2010 with respect to the Company’s equity compensation plans.

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of shares of restricted stock issued and outstanding	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	402,778	$0.35	316,665	1,280,557
Equity compensation plans not approved by security holders	--	--		--
Total	402,778	$0.35	316,665	1,280,557

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

               The following table sets forth information as of April 5, 2011 concerning the shares of Common Stock beneficially owned by persons known to the Company to be beneficial owners of more than five percent (5%) of the Company’s issued and outstanding Common Stock.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	Frederick M. Pevow, Jr. 910 Oak Valley Drive Houston, TX 77024	2,775,403(2)	11.8%
Common Stock	Crosscap Management, Inc. (3) 5851 San Felipe Suite 230 Houston, TX 77057	2,000,000 (3)	8.5%
Common Stock	John A. Raasch 1960 Las Palmas, #138 Laughlin, NV 89029	1,349,742 (4)	5.8%
Common Stock	Josh Buterin 365 Kaw Lane East Lake Quivera, KS 66217	1,287,564(5)	5.5%

(1)           Based on 23,480,853 shares of Common Stock issued and outstanding as of April 5, 2011.

(2)           Consists of 2,375,403 shares of Common Stock directly owned by Mr. Pevow.

(3)           Consists of 2,000,000 shares of Common Stock directly owned by Crosscap Partners, L.P., A Texas limited partnership, and Crosscap Partners Enhanced, L.P., a Texas limited partnership.  Crosscap Management, Inc. serves as investment manager to these partnerships and, in such capacity, may be deemed to have voting and dispositive power over the shares held for the accounts of these partnerships.  Brady Crosswell and Henry Crosswell serve as Co-Presidents of Crosscap Management, Inc.  Crosscap Management, Inc.’s beneficial ownership is based on its Schedule 13G/A filed with the SEC on December 17, 2010.

(4)           Consists of 1,349,742 shares of Common Stock directly owned by Mr. Raasch.

(5)           Consists of 1,287,564 shares of Common Stock directly owned by Mr. Buterin.  Mr. Buterin’s shares are subject to a voting agreement between Mr. Buterin and Mr. Pevow as described in the Pevow Schedule 13D and are included in the number of shares beneficially owned by Mr. Pevow.  Mr. Buterin’s beneficial ownership is based on Mr. Buterin’s Schedule 13G filed with the SEC on April 7, 2008.

               The following table sets forth information as of March 31, 2011 concerning the shares of Common Stock beneficially owned by (i) each director and nominee for director of the Company; (ii) each of the executive officers of the Company; and (iii) all directors and nominees and executive officers as a group.

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Title of Class	Name of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class(1)
Common Stock	Perin Greg deGeurin, Director	37,333 (2)	*
Common Stock	David F. Huff, Director	53,333 (3)	*
Common Stock	John O. Niemann, Jr., Director	308,333(4)	1.3%
Common Stock	Frederick M. Pevow, Jr., Chairman of the Board, Chief Executive Officer and President	2,775,403(5)	11.8%
Common Stock	John A. Raasch, Director	1,349,742 (6)	5.8%
Common Stock	Paul G. VanderLinden, III, Director	57,333(7)	*
Common Stock	Robert Panico, Chief Executive Officer and President	24,050 (8)	*
Common Stock	Christopher Rasmussen, Chief Financial Officer, Treasurer and Secretary	29,000 (9)	*
	All directors, officers and nominees as a group	4,634,527	19.7%

*              Indicates less than 1% ownership.

(1)           Based on 23,480,853 shares of Common Stock issued and outstanding as of April 5, 2011.

(2)           Consists of 37,333 shares of Common Stock directly owned by Mr. deGeurin.

(3)           Consists of 53,333 shares of Common Stock directly owned by Mr. Huff.

(4)           Consists of 308,333 shares of Common Stock directly owned by Mr. Niemann.

(5)           Consists of 2,775,403 shares of Common Stock directly owned by Mr. Pevow.

(6)           Consists of 1,349,742  shares of Common Stock directly owned by Mr. Raasch.

(7)           Consists of 57,333 shares of Common Stock directly owned by Mr. VanderLinden.

(8)           Information obtained from Mr. Panico’s Form 4s filed with the SEC on May 22, 2009 and February 4, 2010.

(9)           Information obtained from Mr. Rasmussen’s Form 4s filed with the SEC on September 11, 2008 and May 22, 2009.

PROPOSAL 2

Charter amendment to (a) increase the authorized number of shares of Common Stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Common Stock from $0.25 per share to $0.01 per share

Summary of Amendment

The Board has unanimously approved and adopted, and is hereby soliciting stockholder approval of, an amendment to the Company’s Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company’s Common Stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Company’s Common Stock from $0.25 per share to $0.01 per share. Neither the number of authorized shares nor the par value of the Company’s Preferred Stock will be affected.

The text of the proposed amendment to Article IV of the Company’s Restated Certificate of Incorporation, as amended, is as follows:

“FOURTH: The total aggregate number of shares which the Company shall have the authority to issue is one hundred fifty million ten thousand (150,010,000) shares, designated as follows: (i) one hundred fifty million (150,000,000) shares of common stock, par value  $0.01 per share; and (ii) ten thousand (10,000) shares of Preferred Stock, par value $1.00 per share, which shares of Preferred Stock may be issued in series, all with such rights, privileges, restrictions and preferences as the Board of Directors may authorize from time to time.”

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We currently have 35,000,000 shares of our Common Stock authorized for issuance. On the Record Date, 23,480,853  shares of our Common Stock were issued and outstanding, and 2,000,000 shares of our Common Stock (of which 652,776 have been issued and not forfeited) were reserved for issuance in connection with Company’s 2007 Equity Incentive Plan.

            The Board believes that the availability of additional authorized shares will provide us with the flexibility in the future to issue shares of our Common Stock for general corporate purposes including, without limitation, new equity offerings to raise capital.  We believe that this availability of additional authorized shares will provide us with additional flexibility to meet business and financing needs as they arise.

            In addition, we are a Delaware corporation and, under Delaware law, a Delaware corporation may not issue shares at a price per share less than such share’s par value.  As of April 5, 2011, as quoted on the OTC Bulletin Board, our Common Stock closed at a price per share of $0.295 and, from January 1, 2010 until April 5, 2011, the closing price of our Common Stock has ranged from $0.22 to $0.37 per share.  As a result, the Board believes that decreasing the par value of our Common Stock from $0.25 to $0.01 per share will provide us with additional flexibility to meet financing needs in the event the price of our Common Stock declines to below $0.25 per share or the Company is otherwise unable to conduct a financing at a price of $0.25 per share or greater.  Historically, the concept of par value served to protect creditors and senior security holders by ensuring that a company received at least the par value as consideration for issuance of stock.  Over time, the concept of par value has lost much of its significance. Many companies that incorporate today use a nominal par value or have no par value. The reduction in the par value of Common Stock will have no effect on the rights of holders of Common Stock except for the minimum amount per share that the Company may receive upon the issuance of authorized but unissued shares.  In addition, the reduction in par value will not change the value of the Common Stock currently issued and outstanding.

The Board will determine whether, when and on what terms the issuance of shares of our Common Stock may be warranted in connection with any future actions. No further action or authorization by our stockholders will be necessary before issuance of the additional shares of our Common Stock authorized under our Restated Certificate of Incorporation, as amended, except as may be required for a particular transaction by applicable law or regulatory agencies or by the rules of the any stock market or exchange on which our Common Stock may then be listed. We have no arrangements, agreements, understandings, or plans at the current time for the issuance or use of the additional shares of Common Stock proposed to be authorized.

The increase in our authorized Common Stock and the reduction in par value will not have any immediate effect on the rights of our existing stockholders (other than lowering the par value of their shares). The additional shares of Common Stock, if issued, would have the same rights and privileges as the shares of Common Stock now issued. Any issuance of additional shares of Common Stock would increase the number of outstanding shares of Common Stock and (unless such issuance was pro-rata among existing stockholders) the percentage ownership of existing stockholders would be diluted accordingly. The holders of our Common Stock have no preemptive rights to subscribe for or purchase any additional shares of our Common Stock that may be issued in the future.

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The proposed Charter Amendment would become effective immediately upon the filing of an amendment to our Restated Certificate of Incorporation, as amended, with the office of the Secretary of State of the State of Delaware. We expect to file the amendment with the Secretary of State of the State of Delaware promptly upon approval of the amendment by our stockholders.

Recommendation of the Board of Directors

Our Board of Directors unanimously recommends that the Company’s stockholders vote “FOR” the amendment to the Company’s Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company’s Common Stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Company’s Common Stock from $0.25 per share to $0.01 per share.

PROPOSAL 3

Ratification of Appointment of Independent Registered Public Accounting Firm

The Board of Directors is asking stockholders to consider and act upon a proposal for the ratification of the appointment of Pannell Kerr Forster of Texas, P.C. (“PKF”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.  PKF was our independent registered public accounting firm for the fiscal year ended December 31, 2010.  Representatives of PKF are expected to be present at the Annual Meeting to respond to questions and may make a statement if they so desire.

The Board is submitting the selection of PKF for ratification by stockholders as a matter of good corporate practice.  In the event of a negative vote on such ratification, the Audit Committee will reconsider its selection of the independent registered public accounting firm but may conclude that it is in the best interests of the Company to retain PKF for the current fiscal year.  Even if the appointment is ratified, the Audit Committee, in its discretion, may recommend the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee determines that such a change would be in the best interest of the Company and its stockholders.

Audit Fees

For the fiscal year ended December 31, 2010, the Company paid PKF aggregate fees of $165,350 for auditing the financing statements included in the Company’s annual report on Form 10-K and current report on Form 8-K and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q.  For the fiscal year ended December 31, 2009, the Company paid PKF aggregate fees of $130,301 for auditing the financial statements included in the Company’s annual report on Form 10-K and current report on Form 8-K and reviewing the financial statements included in the Company’s quarterly reports on Form 10-Q.

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Audit-Related Fees

The Company did not pay any fees to PKF for audit related services in the fiscal years ended December 31, 2010 and 2009

Tax Fees

The Company paid Fitts, Roberts & Co., P.C. $35,960 for non-audit related services, which primarily consisted of preparation of federal and state income tax returns, in the fiscal year ended December 31, 2010.  The Company paid Fitts, Roberts & Co., P.C. $42,394 for non-audit related services, which primarily consisted of preparation of federal and state income tax returns, in the fiscal year ended December 31, 2009.  The Company did not pay any fees to PKF for tax related services in the fiscal years ended December 31, 2010 and 2009

All Other Fees

The Company did not pay any fees to PKF for financial information systems design and implementation or for other non-audit related services in the fiscal years ended December 31, 2010 and 2009.

Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

The Audit Committee pre-approves all audit and non-audit services provided by the independent registered public accounting firm prior to the engagement of the independent registered public accounting firm with respect to such services.  The audit and other services provided by our independent accountants are supervised by the Audit Committee.  No services were performed in the fiscal years ended December 31, 2010 or 2009 by our independent registered public accountants that had not been pre-approved by our Audit Committee.

Recommendation of the Board of Directors

Our Board of Directors recommends a vote “FOR” the proposal ratifying the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2011.

OTHER BUSINESS

               Management does not intend to bring any business before the Annual Meeting other than the matters referred to in the accompanying notice and as of the date of this Proxy Statement has not been informed of any matters that may be presented to the Annual Meeting by others.  If however, any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying proxy will vote in accordance with the instructions of the Board of Directors on such matters.

ANNUAL REPORT

               The Company’s annual report, which includes the Company’s Form 10-K for the year ended December 31, 2010, is being mailed to stockholders concurrently herewith.  The annual report is not a part of the proxy solicitation material.  Additional copies of the annual report will be provided, without charge, upon written request from any stockholder to: Gateway Energy Corporation, ATTN: Corporate Secretary, Controller, 1415 Louisiana Street, Suite 4100, Houston, Texas 77002.

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SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

               Section 16 of the Exchange Act requires our directors and certain of our officers, and persons who beneficially own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC.  SEC regulations also require these persons to furnish us with a copy of all Section 16(a) forms they file.  Based solely on our review of the copies of the forms furnished to us and written representations from our officers who are required to file Section 16(a) forms and our directors, to our knowledge all Section 16(a) filing requirements were met during the fiscal year ended December 31, 2010.

STOCKHOLDER PROPOSALS, DIRECTOR NOMINATIONS AND RELATED BY-LAW PROVISIONS

You may submit proposals for consideration at future stockholder meetings.  For a stockholder proposal to be considered for inclusion in the Company’s proxy statement for the annual meeting of stockholders next year, the matter must be appropriate for stockholder action and the Secretary must receive the written proposal at our principal executive offices no later than December 9, 2011.  Such proposals also must comply with SEC regulations under Rule 14a-8 regarding the inclusion of stockholder proposals in company-sponsored proxy materials.  Proposals should be addressed to:

Corporate Secretary
1415 Louisiana Street, Suite 4100

Houston, Texas 77002

For a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8, or to nominate a director, the stockholder must provide the information required by the Company’s by-laws and give timely notice to the Secretary in accordance with the Company’s by-laws, which, in general, require that the notice be received by the Secretary:

•         Not earlier than the close of business on March 27, 2012; and

•         Not later than the close of business on February 26, 2012.

If the date of the annual meeting of stockholders is moved more than 30 days before or 60 days after the anniversary of this year’s Annual Meeting, then notice of a stockholder proposal that is not intended to be included in the Company’s proxy statement under Rule 14a-8 or the nomination must be received not earlier than the close of business 90 days prior to the meeting and not later than the close of business 60 days prior to the meeting or the tenth day following the day on which public announcement of the date of the meeting was first made.

Nomination of Directors

            The stockholder’s notice must state as to each person whom the stockholder proposes to nominate for election or re-election as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act (including such person’s written consent to being named in the proxy statement as a nominee and to serving as a director of the Company if elected).  The stockholder must also provide the following information on the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

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Other Matters

            As to any other business that the stockholder proposes to bring before the meeting, the stockholder must provide a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made.  The stockholder must also provide the following information on the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Company’s books, and of such beneficial owner and (ii) the class and number of shares of the Company which are owned beneficially and of record by such stockholder and such beneficial owner.

By Order of the Board of Directors

/s/ Frederick Pevow

Frederick Pevow

President and Chief Executive Officer

Houston, Texas
April 27, 2011

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Annual Meeting of Stockholders of

GATEWAY ENERGY CORPORATION

May 26, 2011

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

     The annual report, notice of meeting, proxy statement and proxy card are available at http://www.amstock.com/ProxyServices/ViewMaterials.asp?CoNumber=08954

Please, sign, date and mail your proxy card in the envelope provided as soon as possible.

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -- - - - - - - - - - - - - - - -  - - - - - - - - - - - - - -- - - -- - - -- - - -- -

Δ Please Detach and Mail in the Envelope Provided Δ

Please mark your votes as in this example	☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR  ALL PROPOSALS AND WITH DISCRETIONARY AUTHORITY ON ALL OTHER MATTERS.

Each of the proposals listed below is proposed by Gateway Energy Corporation (the “Company”). None of the proposals is subject to, or is conditioned upon, the approval of the other proposals.
1. Proposal # 1. To elect the following persons as directors of the Company to serve until the next annual meeting of stockholders.
FOR the six nominees listed to the right (except as indicated below) ☐	WITHHOLD AUTHORITY to vote for the six nominees listed to the right ☐	Nominees: Perin Greg deGeurin David F. Huff John. O. Niemann, Jr. Frederick M. Pevow, Jr. John A. Raasch Paul G. VanderLinden, III
(INSTRUCTION: To withhold authority to vote for any nominee(s), write the name of nominee(s) on the space provided below.) ____________________________________

2.    Proposal # 2.  To approve an amendment to the Company’s Restated Certificate of Incorporation, as amended, to (a) increase the authorized number of shares of the Company’s Common Stock from 35,000,000 to 150,000,000 and (b) reduce the par value of the Company’s Common Stock from $0.25 per share to $0.01 per share.

FOR ☐	AGAINST ☐	ABSTAIN ☐
3. Proposal # 3. To ratify the appointment of Pannell Kerr Forster of Texas, P.C. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2011.
FOR ☐	AGAINST ☐	ABSTAIN ☐
4. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting.
PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
Signature of Stockholder		Signature of Stockholder (if held jointly)	Dated: , 2011

To change the address on your account, please check the box at the right and indicate your new                        ☐

address in the address space below.   Please note that changes to the registered name(s) on the

account may be submitted via this method.

________________________________________________________________________

NOTE:     Please sign exactly as your name appears on this proxy.  When stock is held by joint tenants, both should sign.  When signing as attorney, executor, trustee or other representative capacity, please give your full title.

2060970.1

GATEWAY ENERGY CORPORATION

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

FOR THE ANNUAL MEETING OF STOCKHOLDERS

May 26, 2011

      The undersigned holder of Common Stock, par value $0.25 per share (the “Common Stock”), of Gateway Energy Corporation (the “Company”) hereby nominates and appoints Frederick M. Pevow, Jr. as the proxy of the undersigned, with full power of substitution, for and in the name, place and stead of the undersigned, to attend, act and vote in respect of all Common Stock registered in the name of the undersigned at the Annual Meeting of Stockholders (the “Meeting”) of the Company  to be held at the Wedge International Tower, 1415 Louisiana Street, Suite 3900, Conference Room A, Houston, TX 77002 on May 26, 2011 at 10:00 a.m. (local time), and at any and all adjournments thereof.  Without limiting the general powers hereby conferred, said proxies are directed to vote as designated on the reverse side, provided that, if no choice is specified herein, or if any instructions given are not clear, the Common Stock will be voted as if the stockholder had specified an affirmative vote.

(To be Signed on Reverse Side)

2060970.1